UNITED STATES

  SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2017

 CELSION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100

Lawrenceville, NJ 08648

Registrant’s telephone number, including area code: (609) 896-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant's Certifying Accountant

On September 18, 2017, Celsion Corporation (the “Company”) with the approval of the Audit Committee of the Board of Directors (the "Audit Committee") dismissed Dixon Hughes Goodman LLP (“DHG”) as the Company's independent registered public accounting firm and appointed WithumSmith+Brown, PC (“Withum”) as the Company's new independent registered public accounting firm.

The reports of DHG on the Company's financial statements for the fiscal years ended December 31, 2016 and Stegman and Company (“Stegman”) for the year ended December 31, 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles, except that DHG’s report for the year ended December 31, 2016 contained a paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern. The Company previously reported on the Current Report on Form 8-K filed on June 1, 2016 that, effective June 1, 2016, substantially all directors and employees of Stegman joined DHG.

During the fiscal years ended December 31, 2016 and 2015, and the subsequent period through September 18, 2017 there were no disagreements with DHG or Stegman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DHG or Stegman would have caused DHG or Stegman to make reference to the subject matter of the disagreements in their respective reports. During the fiscal years ended December 31, 2016 and 2015 and the subsequent period through September 18, 2017, there have been no reportable events (as defined in Regulation S-K 304(a)(1)(v)).

During the fiscal years ended December 31, 2016 and 2015, and the subsequent interim period through September 18, 2017, the date of DHG's dismissal, neither the Company, nor anyone on its behalf, consulted Withum regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and no written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching its decision as to an accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided DHG and Stegman with a copy of the statements set forth above prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission ("SEC"). The Company requested that DHG and Stegman furnish the Company with letters addressed to the SEC stating whether DHG and Stegman agree with the above statements. DHG and Stegman have furnished the requested letters, and they are attached as exhibits to this report.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

16.1	Letter of Dixon Hughes Goodman LLP, dated September 21, 2017

16.2	Letter of Stegman and Company, dated September 21, 2017

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: September 21, 2017	By:	/s/Jeffrey W. Church
Jeffrey W. Church
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

16.1	Letter of Dixon Hughes Goodman LLP, dated September 21, 2017

16.2	Letter of Stegman and Company, dated September 21, 2017